Filed Pursuant to Rule 433
                                                         File No.: 333-132249-18



    The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

    The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

                         THE SERIES 2007-4 CERTIFICATES

                                           Pass-
                         Initial Class    Through                                                           Minimum      Incremental
Class                     Balance(1)       Rate            Principal Types(2)        Interest Types(2)   Denomination   Denomination
----------------------   -------------    -------    -----------------------------   ----------------    ------------   ------------
Offered Certificates
Class 1-A-1(9)........    $359,528,000      6.250%   Super Senior, Pass-Through,     Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-2(9)........     $13,040,000      6.250%   Super Senior Support,           Fixed Rate                $1,000        $1
                                                     Pass-Through, Exchangeable
Class 1-A-3(9)........     $37,478,000      6.000%   Super Senior, Lockout,          Fixed Rate                $1,000        $1
                                                     Exchangeable REMIC
Class 1-A-4(9)........          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,             $100,000        $1
                                                     Exchangeable REMIC              Interest Only
Class 1-A-5(9)........    $208,773,000      6.000%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable REMIC
Class 1-A-6(9)........          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,             $100,000        $1
                                                     Exchangeable REMIC              Interest Only
Class 1-A-7(9)........     $27,984,000      6.000%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable REMIC
Class 1-A-8(9)........          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,             $100,000        $1
                                                     Exchangeable REMIC              Interest Only
Class 1-A-9(9)........     $25,078,000      6.000%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable REMIC
Class 1-A-10(9).......          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,             $100,000        $1
                                                     Exchangeable REMIC              Interest Only
Class 1-A-11(9).......     $58,470,000      6.000%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable REMIC
Class 1-A-12(9).......          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,             $100,000        $1
                                                     Exchangeable REMIC              Interest Only
Class 1-A-13(9).......      $1,745,000      6.000%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable REMIC
Class 1-A-14(9).......          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,              $25,000        $1
                                                     Exchangeable REMIC              Interest Only
Class 1-A-15(9).......     $13,040,000      6.000%   Super Senior Support,           Fixed Rate                $1,000        $1
                                                     Pass-Through, Exchangeable
                                                     REMIC
Class 1-A-16(9).......          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,             $100,000        $1
                                                     Exchangeable REMIC              Interest Only
Class 1-A-17(9).......    $236,757,000      6.000%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-18(9).......    $261,835,000      6.000%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-19(9).......    $320,305,000      6.000%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-20(9).......     $53,062,000      6.000%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-21(9).......    $113,277,000      6.000%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-22(9).......     $85,293,000      6.000%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-23(9).......     $60,215,000      6.000%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-24(9).......    $372,568,000      6.000%   Senior, Pass-Through,           Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-25(9).......    $359,528,000      6.000%   Super Senior, Pass-Through,     Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-26(9).......          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,             $100,000        $1
                                                     Exchangeable                    Interest Only
Class 1-A-27(9).......          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,             $100,000        $1
                                                     Exchangeable                    Interest Only
Class 1-A-28(9).......          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,             $100,000        $1
                                                     Exchangeable                    Interest Only
Class 1-A-29(9).......          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,             $100,000        $1
                                                     Exchangeable                    Interest Only
Class 1-A-30(9).......          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,             $100,000        $1
                                                     Exchangeable                    Interest Only
Class 1-A-31(9).......          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,             $100,000        $1
                                                     Exchangeable                    Interest Only
Class 1-A-32(9).......          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,             $100,000        $1
                                                     Exchangeable                    Interest Only
Class 1-A-33(9).......          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,             $100,000        $1
                                                     Exchangeable                    Interest Only
Class 1-A-34(9).......          (5)         6.000%   Senior, Notional Amount,        Fixed Rate,             $100,000        $1
                                                     Exchangeable                    Interest Only
Class 1-A-35(9).......     $37,478,000      6.250%   Super Senior, Lockout,          Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-36(9).......    $208,773,000      6.250%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-37(9).......    $236,757,000      6.250%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-38(9).......    $261,835,000      6.250%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-39(9).......     $58,470,000      6.250%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-40(9).......       1,745,000      6.250%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-41(9).......    $320,305,000      6.250%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-42(9).......     $53,062,000      6.250%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-43(9).......    $113,277,000      6.250%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-44(9).......     $85,293,000      6.250%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-45(9).......     $60,215,000      6.250%   Super Senior, Sequential Pay,   Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-46(9).......    $372,568,000      6.250%   Senior, Pass-Through,           Fixed Rate                $1,000        $1
                                                     Exchangeable
Class 1-A-R...........            $100      6.250%   Senior, Sequential Pay          Fixed Rate                  $100       N/A
Class 1-IO............          (5)         6.500%   Senior, Notional Amount         Fixed Rate,           $1,000,000        $1
                                                                                     Interest Only
Class 1-PO............      $2,226,599       (6)     Senior, Ratio Strip             Principal Only           $25,000        $1
Class 2-A-3...........      $3,775,000       (7)     Super Senior Support,           Variable Rate             $1,000        $1
                                                     Pass-Through
Class B-1.............      $8,664,000       (8)     Subordinated                    Variable Rate            $25,000        $1
Class B-2.............      $2,665,000       (8)     Subordinated                    Variable Rate            $25,000        $1
Class B-3.............      $1,111,000       (8)     Subordinated                    Variable Rate            $25,000        $1

Non-Offered
Certificates
Class 2-A-1(5)........     $11,712,000       (7)     Super Senior, Sequential Pay,   Variable Rate             $1,000        $1
                                                     Exchangeable REMIC
Class 2-A-2(5)........     $38,433,000       (7)     Super Senior, Sequential Pay,   Variable Rate             $1,000        $1
                                                     Exchangeable REMIC
Class 2-A-4(5)........     $50,145,000       (7)     Super Senior, Pass-Through,     Variable Rate             $1,000        $1
                                                     Exchangeable
Class B-4.............      $1,777,000       (8)     Subordinated                    Variable Rate               N/A        N/A
Class B-5.............        $444,000       (8)     Subordinated                    Variable Rate               N/A        N/A
Class B-6.............        $889,410       (8)     Subordinated                    Variable Rate               N/A        N/A




                                                              Initial Rating of
                                                              Certificates(4)
                         Certificate     Final Scheduled      -----------------
Class                       Form       Distribution Date(3)    Fitch     S&P
----------------------   -----------   --------------------    -----     ----
Offered Certificates
Class 1-A-1(9)........   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-2(9)........   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-3(9)........   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-4(9)........   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-5(9)........   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-6(9)........   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-7(9)........   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-8(9)........   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-9(9)........   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-10(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-11(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-12(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-13(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-14(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-15(9).......   Book-Entry     December 28, 2037       AAA      AAA


Class 1-A-16(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-17(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-18(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-19(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-20(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-21(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-22(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-23(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-24(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-25(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-26(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-27(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-28(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-29(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-30(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-31(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-32(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-33(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-34(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-35(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-36(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-37(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-38(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-39(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-40(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-41(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-42(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-43(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-44(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-45(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-46(9).......   Book-Entry     December 28, 2037       AAA      AAA

Class 1-A-R...........   Definitive     December 28, 2037       AAA      AAA
Class 1-IO............   Book-Entry     December 28, 2037       AAA      AAA

Class 1-PO............   Book-Entry     December 28, 2037       AAA      AAA
Class 2-A-3...........   Book-Entry     December 26, 2022       AAA      AAA

Class B-1.............   Book-Entry     December 28, 2037       AA       None
Class B-2.............   Book-Entry     December 28, 2037        A       None
Class B-3.............   Book-Entry     December 28, 2037       BBB      None

Non-Offered
Certificates
Class 2-A-1(5)........   Book-Entry     December 26, 2022       AAA      AAA

Class 2-A-2(5)........   Book-Entry     December 26, 2022       AAA      AAA

Class 2-A-4(5)........   Book-Entry     December 26, 2022       AAA      AAA

Class B-4.............          N/A           N/A               BB       None
Class B-5.............          N/A           N/A                B       None
Class B-6.............          N/A           N/A              None      None



---------------
(1) Approximate. The initial class balance of the offered certificates may vary by a total of plus or minus 5%. The initial class balance shown for a class of exchangeable REMIC certificates or exchangeable certificates represents the approximate maximum initial class balance of such class. The maximum initial class balance of a class of exchangeable REMIC Certificates represents the initial class balance of such class prior to any exchanges. The maximum initial class balance of a class of exchangeable certificates represents the maximum class balance of such class that could be issued in an exchange.

(2)   [Reserved]

(3) The final scheduled distribution date represents the distribution date in the month following the latest maturity date of any mortgage loan in the related loan group or loan groups, as the case may be. The actual final payment on your offered certificates could occur earlier or later than the final scheduled distribution date.

(4) The offered certificates will not be issued unless they receive at least the ratings set forth in this table.

(5) The certificates listed in the table below are interest only certificates and have no class balances. The initial notional amounts are set forth in the table below. The initial notional amounts shown for a class of exchangeable REMIC certificates or exchangeable certificates represents the approximate maximum initial notional amount of such class. The maximum initial notional amount of a class of exchangeable REMIC certificates represents the initial notional amount of such class prior to any exchanges. The maximum initial notional amount of a class of exchangeable certificates represents the maximum notional amount that could be issued in an exchange.

                                       Initial Notional Amount
                                         or Maximum Initial
                     Class          Notional Amount (Approximate)
                     ------         -----------------------------
                     1-A-4                   $1,561,583
                     1-A-6                   $8,698,875
                     1-A-8                   $1,166,000
                     1-A-10                  $1,044,916
                     1-A-12                  $2,436,250
                     1-A-14                     $72,708
                     1-A-16                    $543,333
                     1-A-26                  $9,864,875
                     1-A-27                 $10,909,791
                     1-A-28                 $13,346,041
                     1-A-29                  $2,210,916
                     1-A-30                  $4,719,874
                     1-A-31                  $3,553,874
                     1-A-32                  $2,508,958
                     1-A-33                 $15,523,666
                     1-A-34                 $14,980,333
                     1-IO                   $30,079,408

(6) The Class 1-PO Certificates are principal only certificates and will not be entitled to distributions of interest.

(7) Interest will accrue on these certificates for each distribution date at a per annum rate equal to the weighted average of the net mortgage interest rates of the mortgage loans in loan group 2. For the initial distribution date in December 2007, this rate is expected to be approximately 5.76180% per annum.

(8) Interest will accrue on these certificates for each distribution date at a per annum rate equal to the weighted average (based on the excess, if any, of the sum of the non-PO portion of the mortgage loans in each loan group over the sum of the class balances of the senior non-PO certificates in the related group) of (i) with respect to loan group 1, 6.250% and (ii) with respect to loan group 2, the weighted average of the net mortgage interest rates of the mortgage loans in loan group 2. For the initial distribution date in December 2007, this rate is expected to be approximately 6.18859% per annum.

(9) Each of these classes is exchangeable, in combination with other classes or individually as specified in the table below, for certain other class or classes of certificates.



---------------------------------------------------------------------------------------------------------------------------
                  Exchangeable REMIC Certificates                                    Exchangeable Certificates
------------------------------------------------------------      ---------------------------------------------------------
                          Maximum Initial
  Exchangeable REMIC     Class Balance or                                               Maximum Initial
        Class           Notional Amount(1)      CUSIP Number      Exchangeable Class   Class Balance(1)       CUSIP Number
---------------------   -----------------       ------------      ------------------   ----------------       ------------
                                                                     Exchangeable
REMIC Combination 1                                                  Combination 1
---------------------                                             ------------------
        1-A-3                   $37,478,000      059513 CC3              1-A-1             $359,528,000         059513 CA7
        1-A-4                    $1,561,583      059513 CD1
        1-A-5                  $208,773,000      059513 CE9
        1-A-6                    $8,698,875      059513 CF6
        1-A-7                   $27,984,000      059513 CG4
        1-A-8                    $1,166,000      059513 CH2
        1-A-9                   $25,078,000      059513 CJ8
        1-A-10                   $1,044,916      059513 CK5
        1-A-11                  $58,470,000      059513 CL3
        1-A-12                   $2,436,250      059513 CM1
        1-A-13                   $1,745,000      059513 CN9
        1-A-14                      $72,708      059513 CP4

                                                                     Exchangeable
 REMIC Combination 2                                                 Combination 2
---------------------                                             ------------------
        1-A-15                  $13,040,000      059513 CQ2              1-A-2              $13,040,000         059513 CB5
        1-A-16                     $543,333      059513 CR0

                                                                     Exchangeable
 REMIC Combination 3                                                 Combination 3
---------------------                                             ------------------
        1-A-5                  $208,773,000      059513 CE9             1-A-17             $236,757,000         059513 CS8
        1-A-7                   $27,984,000      059513 CG4

                                                                     Exchangeable
 REMIC Combination 4                                                 Combination 4
---------------------                                             ------------------
        1-A-5                  $208,773,000      059513 CE9             1-A-18             $261,835,000         059513 CT6
        1-A-7                   $27,984,000      059513 CG4
        1-A-9                   $25,078,000      059513 CJ8

                                                                     Exchangeable
 REMIC Combination 5                                                 Combination 5
---------------------                                             ------------------
        1-A-5                  $208,773,000      059513 CE9             1-A-19             $320,305,000         059513 CU3
        1-A-7                   $27,984,000      059513 CG4
        1-A-9                   $25,078,000      059513 CJ8
        1-A-11                  $58,470,000      059513 CL3

                                                                     Exchangeable
 REMIC Combination 6                                                 Combination 6
---------------------                                             ------------------
        1-A-7                   $27,984,000      059513 CG4             1-A-20              $53,062,000         059513 CV1
        1-A-9                   $25,078,000      059513 CJ8
                                                                     Exchangeable
 REMIC Combination 7                                                 Combination 7
---------------------                                             ------------------
        1-A-7                   $27,984,000      059513 CG4             1-A-21             $113,277,000         059513 CW9
        1-A-9                   $25,078,000      059513 CJ8
        1-A-11                  $58,470,000      059513 CL3
        1-A-13                   $1,745,000      059513 CN9

                                                                     Exchangeable
 REMIC Combination 8                                                 Combination 8
---------------------                                             ------------------
        1-A-9                   $25,078,000      059513 CJ8             1-A-22              $85,293,000         059513 CX7
        1-A-11                  $58,470,000      059513 CL3
        1-A-13                   $1,745,000      059513 CN9

                                                                     Exchangeable
 REMIC Combination 9                                                 Combination 9
---------------------                                             ------------------
        1-A-11                  $58,470,000      059513 CL3             1-A-23              $60,215,000         059513 CY5
        1-A-13                   $1,745,000      059513 CN9

                                                                     Exchangeable
 REMIC Combination 10                                               Combination 10
---------------------                                             ------------------
        1-A-3                   $37,478,000      059513 CC3             1-A-24             $372,568,000         059513 CZ2
        1-A-5                  $208,773,000      059513 CE9
        1-A-7                   $27,984,000      059513 CG4
        1-A-9                   $25,078,000      059513 CJ8
        1-A-11                  $58,470,000      059513 CL3
        1-A-13                   $1,745,000      059513 CN9
        1-A-15                  $13,040,000      059513 CQ2

                                                                     Exchangeable
 REMIC Combination 11                                               Combination 11
---------------------                                             ------------------
        1-A-3                   $37,478,000      059513 CC3             1-A-25             $359,528,000         059513 DA6
        1-A-5                  $208,773,000      059513 CE9
        1-A-7                   $27,984,000      059513 CG4
        1-A-9                   $25,078,000      059513 CJ8
        1-A-11                  $58,470,000      059513 CL3
        1-A-13                   $1,745,000      059513 CN9

                                                                    Exchangeable
 REMIC Combination 12                                               Combination 12
---------------------                                             ------------------
        1-A-6                    $8,698,875      059513 CF6             1-A-26               $9,864,875         059513 DB4
        1-A-8                    $1,166,000      059513 CH2

                                                                     Exchangeable
 REMIC Combination 13                                               Combination 13
---------------------                                             ------------------
        1-A-6                    $8,698,875      059513 CF6             1-A-27              $10,909,791         059513 DC2
        1-A-8                    $1,166,000      059513 CH2
        1-A-10                   $1,044,916      059513 CK5

                                                                     Exchangeable
 REMIC Combination 14                                               Combination 14
---------------------                                             ------------------
        1-A-6                    $8,698,875      059513 CF6             1-A-28              $13,346,041         059513 DD0
        1-A-8                    $1,166,000      059513 CH2
        1-A-10                   $1,044,916      059513 CK5
        1-A-12                   $2,436,250      059513 CM1

                                                                     Exchangeable
 REMIC Combination 15                                               Combination 15
---------------------                                             ------------------
        1-A-8                    $1,166,000      059513 CH2             1-A-29               $2,210,916         059513 DE8
        1-A-10                   $1,044,916      059513 CK5

                                                                     Exchangeable
 REMIC Combination 16                                               Combination 16
---------------------                                             ------------------
        1-A-8                    $1,166,000      059513 CH2             1-A-30               $4,719,874         059513 DF5
        1-A-10                   $1,044,916      059513 CK5
        1-A-12                   $2,436,250      059513 CM1
        1-A-14                      $72,708      059513 CP4

                                                                     Exchangeable
 REMIC Combination 17                                               Combination 17
---------------------                                             ------------------
        1-A-10                   $1,044,916      059513 CK5             1-A-31               $3,553,874         059513 DG3
        1-A-12                   $2,436,250      059513 CM1
        1-A-14                      $72,708      059513 CP4

                                                                     Exchangeable
 REMIC Combination 18                                               Combination 18
---------------------                                             ------------------
        1-A-12                   $2,436,250      059513 CM1             1-A-32               $2,508,958         059513 DH1
        1-A-14                      $72,708      059513 CP4

                                                                     Exchangeable
 REMIC Combination 19                                               Combination 19
---------------------                                             ------------------
        1-A-4                    $1,561,583      059513 CD1             1-A-33              $15,523,666         059513 DJ7
        1-A-6                    $8,698,875      059513 CF6
        1-A-8                    $1,166,000      059513 CH2
        1-A-10                   $1,044,916      059513 CK5
        1-A-12                   $2,436,250      059513 CM1
        1-A-14                      $72,708      059513 CP4
        1-A-16                     $543,333      059513 CR0

                                                                     Exchangeable
 REMIC Combination 20                                               Combination 20
---------------------                                             ------------------
        1-A-4                    $1,561,583      059513 CD1             1-A-34             $14,980,333          059513 DK4
        1-A-6                    $8,698,875      059513 CF6
        1-A-8                    $1,166,000      059513 CH2
        1-A-10                   $1,044,916      059513 CK5
        1-A-12                   $2,436,250      059513 CM1
        1-A-14                      $72,708      059513 CP4

                                                                     Exchangeable
 REMIC Combination 21                                               Combination 21
---------------------                                             ------------------
        1-A-3                   $37,478,000      059513 CC3             1-A-35             $37,478,000          059513 DL2
        1-A-4                    $1,561,583      059513 CD1

                                                                     Exchangeable
 REMIC Combination 22                                               Combination 22
---------------------                                             ------------------
        1-A-5                  $208,773,000      059513 CE9             1-A-36             $208,773,000         059513 DM0
        1-A-6                    $8,698,875      059513 CF6

                                                                     Exchangeable
 REMIC Combination 23                                               Combination 23
---------------------                                             ------------------
        1-A-5                  $208,773,000      059513 CE9             1-A-37             $236,757,000         059513 DN8
        1-A-6                    $8,698,875      059513 CF6
        1-A-7                   $27,984,000      059513 CG4
        1-A-8                    $1,166,000      059513 CH2

                                                                     Exchangeable
 REMIC Combination 24                                               Combination 24
---------------------                                             ------------------
        1-A-5                  $208,773,000      059513 CE9             1-A-38             $261,835,000         059513 DP3
        1-A-6                    $8,698,875      059513 CF6
        1-A-7                   $27,984,000      059513 CG4
        1-A-8                    $1,166,000      059513 CH2
        1-A-9                   $25,078,000      059513 CJ8
        1-A-10                   $1,044,916      059513 CK5

                                                                     Exchangeable
 REMIC Combination 25                                               Combination 25
---------------------                                             ------------------
        1-A-11                  $58,470,000      059513 CL3             1-A-39              $58,470,000         059513 DQ1
        1-A-12                   $2,436,250      059513 CM1

                                                                     Exchangeable
 REMIC Combination 26                                               Combination 26
---------------------                                             ------------------
        1-A-13                   $1,745,000      059513 CN9             1-A-40               $1,745,000         059513 DR9
        1-A-14                      $72,708      059513 CP4

                                                                     Exchangeable
 REMIC Combination 27                                               Combination 27
---------------------                                             ------------------
        1-A-5                  $208,773,000      059513 CE9             1-A-41             $320,305,000         059513 DS7
        1-A-6                    $8,698,875      059513 CF6
        1-A-7                   $27,984,000      059513 CG4
        1-A-8                    $1,166,000      059513 CH2
        1-A-9                   $25,078,000      059513 CJ8
        1-A-10                   $1,044,916      059513 CK5
        1-A-11                  $58,470,000      059513 CL3
        1-A-12                   $2,436,250      059513 CM1

                                                                     Exchangeable
 REMIC Combination 28                                               Combination 28
---------------------                                             ------------------
        1-A-7                   $27,984,000      059513 CG4             1-A-42              $53,062,000         059513 DT5
        1-A-8                    $1,166,000      059513 CH2
        1-A-9                   $25,078,000      059513 CJ8
        1-A-10                   $1,044,916      059513 CK5

                                                                     Exchangeable
 REMIC Combination 29                                               Combination 29
---------------------                                             ------------------
        1-A-7                   $27,984,000      059513 CG4             1-A-43             $113,277,000         059513 DU2
        1-A-8                    $1,166,000      059513 CH2
        1-A-9                   $25,078,000      059513 CJ8
        1-A-10                   $1,044,916      059513 CK5
        1-A-11                  $58,470,000      059513 CL3
        1-A-12                   $2,436,250      059513 CM1
        1-A-13                   $1,745,000      059513 CN9
        1-A-14                      $72,708      059513 CP4

                                                                     Exchangeable
 REMIC Combination 30                                               Combination 30
---------------------                                             ------------------
        1-A-9                   $25,078,000      059513 CJ8             1-A-44              $85,293,000         059513 DV0
        1-A-10                   $1,044,916      059513 CK5
        1-A-11                  $58,470,000      059513 CL3
        1-A-12                   $2,436,250      059513 CM1
        1-A-13                   $1,745,000      059513 CN9
        1-A-14                      $72,708      059513 CP4

                                                                     Exchangeable
 REMIC Combination 31                                               Combination 31
        1-A-11                  $58,470,000      059513 CL3             1-A-45              $60,215,000         059513 DW8
        1-A-12                   $2,436,250      059513 CM1
        1-A-13                   $1,745,000      059513 CN9
        1-A-14                      $72,708      059513 CP4

                                                                     Exchangeable
 REMIC Combination 32                                               Combination 32
---------------------                                             ------------------
        1-A-3                   $37,478,000      059513 CC3             1-A-46             $372,568,000         059513 DX6
        1-A-4                    $1,561,583      059513 CD1
        1-A-5                  $208,773,000      059513 CE9
        1-A-6                    $8,698,875      059513 CF6
        1-A-7                   $27,984,000      059513 CG4
        1-A-8                    $1,166,000      059513 CH2
        1-A-9                   $25,078,000      059513 CJ8
        1-A-10                   $1,044,916      059513 CK5
        1-A-11                  $58,470,000      059513 CL3
        1-A-12                   $2,436,250      059513 CM1
        1-A-13                   $1,745,000      059513 CN9
        1-A-14                      $72,708      059513 CP4
        1-A-15                  $13,040,000      059513 CQ2
        1-A-16                     $543,333      059513 CR0



(1) Except as otherwise indicated, Exchangeable REMIC Certificates and Exchangeable Certificates in any combinations may be exchanged only in the proportion that the maximum initial Class Balances or maximum initial notional amounts of such Certificates bear to one another as shown above.

    Senior Principal Distribution Amount

    The following paragraphs describe the calculation of distributions of principal on the Certificates, other than the Exchangeable Certificates. For the calculation of distributions on the Exchangeable Certificates, see "Calculation and Allocation of Amount to be Distributed on the Classes of Exchangeable Certificates" below.

    The allocation of principal distributions to a class of Exchangeable REMIC Certificates will be made assuming no exchanges have occurred.

    For the Senior Non-PO Certificates of group 1:

    On each Distribution Date, the Trustee will distribute an amount equal to the lesser of (a) the Senior Principal Distribution Amount for loan group 1 for that Distribution Date and (b) the product of (1) the Pool Distribution Amount for loan group 1 remaining after payment of funds due to the Trustee and distributions of interest on the Group 1 Senior Certificates and (2) a fraction, the numerator of which is the Senior Principal Distribution Amount for loan group 1 and the denominator of which is the sum of the PO Principal Amount for loan group 1 and the Senior Principal Distribution Amount for loan group 1, as principal, sequentially, as follows:

    first, to the Class 1-A-R Certificate, until its Class Balance has been reduced to zero; and

    second, concurrently, as follows:

        (A) approximately 96.4999677911%, sequentially, as follows:

            (i) to the Class 1-A-3 Certificates, up to the Priority Amount for that Distribution Date;

            (ii) sequentially, to the Class 1-A-5, Class 1-A-7, Class 1-A-9, Class 1-A-11 and Class 1-A- 13 Certificates, in that order, until their Class Balances have been reduced to zero; and

            (iii) to the Class 1-A-3 Certificates, until their Class Balance has been reduced to zero; and

    (B) approximately 3.5000322089% to the Class 1-A-15 Certificates, until their Class Balance has been reduced to zero.

    For the Senior Non-PO Certificates of group 2:

    On each Distribution Date, the Trustee will distribute an amount equal to the lesser of (a) the Senior Principal Distribution Amount for loan group 2 for that Distribution Date and (b) Pool Distribution Amount for loan group 2 remaining after payment of funds due to the Trustee and distributions of interest on the Group 2 Senior Certificates, as principal, concurrently as follows:

    (A) approximately 92.9988872404%, sequentially, to the Class 2-A-1 and Class 2-A-2 Certificates, in that order, until their Class Balances have been reduced to zero; and

    (B) approximately 7.0011127596% to the Class 2-A-3 Certificates, until their Class Balance has been reduced to zero.

    The preceding distribution priorities for a group will not apply on any Distribution Date on or after the Senior Credit Support Depletion Date. On each of those Distribution Dates, the amount to be distributed as principal to the Senior Non-PO Certificates of a group will be distributed, concurrently, as principal of the classes of Senior Non-PO Certificates of that group pro rata.

    Calculation and Allocation of Amount to be Distributed on the Classes of Exchangeable Certificates

    If an exchange of all or a portion of Exchangeable REMIC Certificates included in a REMIC Combination has occurred, the class of Exchangeable Certificates included in the related Exchangeable Combination will be entitled to receive its proportionate share of principal distributions allocated to such Exchangeable REMIC Certificates on each Distribution Date.

    Any amounts distributed on a Distribution Date to any class of Exchangeable Certificates will be allocated among the outstanding Certificates of such class pro rata in accordance with their respective Percentage Interests.

        Priority Amount

    On each Distribution Date prior to the Senior Credit Support Depletion Date, to the extent funds are available, an amount up to the Priority Amount for such Distribution Date will be distributed as principal to the Class 1-A-3 Certificates in accordance with the priorities described above under "Senior Principal Distribution Amount."

    The "Priority Amount" for any Distribution Date will be equal to the lesser of (i) the Class Balance of the Class 1-A-3 Certificates and (ii) the product of
(a) the Non-PO Principal Amount for loan group 1, (b) the Shift Percentage and
(c) the Priority Percentage.

    The "Priority Percentage" for any Distribution Date will equal (i) the Class Balance of the Class 1-A-3 Certificates divided by (ii) the Pool Principal Balance (Non-PO Portion) for loan group 1.

    The "Shift Percentage" for any Distribution Date will be the percentage indicated below:

Distribution Date Occurring In                            Shift Percentage
-------------------------------------------------------   ----------------
December 2007 through November 2012....................          0%
December 2012 through November 2013....................         30%
December 2013 through November 2014....................         40%
December 2014 through November 2015....................         60%
December 2015 through November 2016....................         80%
December 2016 and thereafter...........................         100%